UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): August 4, 2021
FLEX LTD.
(Exact Name of Registrant as Specified in Its Charter)

Singapore	0-23354	Not Applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
2 Changi South Lane, Singapore		486123
(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code: (65) 6876-9899
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, No Par Value	FLEX	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 5.07    Submission of Matters to a Vote of Security Holders

On August 4, 2021, Flex Ltd. (the “Company”) held its 2021 Annual General Meeting (the “Annual General Meeting”). There were 489,306,230 Ordinary Shares entitled to be voted and 417,237,139 Ordinary Shares were voted in person or by proxy at the Annual General Meeting.

At the Annual General Meeting:

(1)The shareholders re-elected the eleven (11) nominees for director.
(2)The shareholders re-appointed Deloitte & Touche LLP as the Company’s independent auditors for the 2022 fiscal year and authorized the Company’s Board of Directors, upon the recommendation of the Audit Committee of the Board of Directors, to fix their remuneration.
(3)The shareholders approved, on a non-binding advisory basis, the compensation of the Company’s named executive officers.
(4)The shareholders approved a general authorization for the Company’s Board of Directors to allot and issue Ordinary Shares.
(5)The shareholders approved the renewal of the Company’s Share Purchase Mandate permitting the Company to purchase or otherwise acquire up to 20% of its own issued and outstanding Ordinary Shares as of the date of the Annual General Meeting.
The Company’s Inspector of Elections certified the following vote tabulations from the Annual General Meeting:

Board of Directors:				Broker
Nominee	For	Against	Abstain	Non-Votes
Revathi Advaithi	393,266,334	1,503,824	413,466	22,053,515
Michael D. Capellas	391,131,015	3,600,623	451,986	22,053,515
John D. Harris II	394,510,123	251,696	421,805	22,053,515
Michael E. Hurlston	393,240,132	1,522,462	421,030	22,053,515
Jennifer Li	390,974,722	3,793,194	415,708	22,053,515
Erin L. McSweeney	388,874,786	5,887,424	421,414	22,053,515
Marc A. Onetto	394,057,814	602,558	523,252	22,053,515
Willy C. Shih, Ph.D.	380,553,081	14,212,684	417,859	22,053,515
Charles K. Stevens, III	391,125,265	3,629,454	428,905	22,053,515
Lay Koon Tan	394,513,823	246,173	423,628	22,053,515
William D. Watkins	382,895,925	11,870,397	417,302	22,053,515

				Broker
	For	Against	Abstain	Non-Votes
Re-appointment of Deloitte & Touche LLP	413,344,552	3,443,332	449,255	—
as independent auditors for the 2022 fiscal
year and to authorize the Board of Directors,
upon the recommendation of the Audit
Committee of the Board of Directors, to fix
their remuneration

				Broker
	For	Against	Abstain	Non-Votes
NON-BINDING, ADVISORY RESOLUTION	376,294,382	17,884,700	1,004,542	22,053,515
relating to the compensation of the
Company’s named executive officers				Broker
	For	Against	Abstain	Non-Votes
General authorization for the Board of	381,062,806	14,044,731	76,087	22,053,515
Directors to allot and issue Ordinary Shares
				Broker
	For	Against	Abstain	Non-Votes
Renewal of the Share Purchase Mandate	383,310,904	10,527,846	1,344,874	22,053,515
relating to acquisitions by the Company of
up to 20% of its issued and outstanding
Ordinary Shares as of the date of the Annual
General Meeting

Item 8.01    Other Events.

The Company announced that it has received shareholder approval to purchase up to 20% of the Company’s issued and outstanding Ordinary Shares, and the Company’s Board of Directors has authorized management to continue its share repurchase plan for the Company’s issued Ordinary Shares in an aggregate amount not to exceed $1 billion. Share repurchases, if any, will be made in the open market and in compliance with SEC Rule 10b-18. The timing and actual number of shares repurchased will depend on a variety of factors including price, market conditions and applicable legal requirements. The share repurchase program does not obligate the Company to repurchase any specific number of shares and may be suspended or terminated at any time without prior notice.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FLEX LTD.

Date: August 5, 2021

	By:	/s/ Paul R. Lundstrom
		Name: Title:	Paul R. Lundstrom Chief Financial Officer

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